                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ____)
Filed by the Registrant  / /
Filed by a Party other than the Registrant   /X/
Check the appropriate box:
      Preliminary Proxy Statement
/X/   Definitive Proxy Statement
      Definitive Additional Materials
      Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec.
      240.14a-12

                             THE HARPER GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                              Richard Careaga, Esq.
                         Orrick, Herrington & Sutcliffe
                               400 Sansome Street
                            San Francisco, CA 94111
                                 (415) 773-5797
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

/ /   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (fee computed under Rule 20a-1(c) of the Investment Company
         Act of 1940):

      4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

                                     [LOGO]

                             THE HARPER GROUP, INC.
                              260 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA 94107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TUESDAY, MAY 10, 1994, 10:30 A.M.

TO THE STOCKHOLDERS:

     Please be advised that the Annual Meeting of Stockholders of The Harper Group, Inc. will be held at the office of the Company, 260 Townsend Street, San Francisco, California, on Tuesday, May 10, 1994, at 10:30 a.m. for the following purposes:

          (1) To elect two Class III directors.

          (2) To approve the 1994 Omnibus Equity Incentive Plan.

          (3) To transact such other business as may properly come before the meeting.

     Only stockholders of record on the books of the Company as of 5:00 P.M., March 25, 1994, will be entitled to vote at the meeting and any adjournment thereof.

San Francisco, California
April 1, 1994

                                            By Order of the Board of Directors

                                            ROBERT H. KENNIS
                                            General Counsel and Secretary

     STOCKHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

                             THE HARPER GROUP, INC.
                              260 TOWNSEND STREET
                        SAN FRANCISCO, CALIFORNIA 94107

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of The Harper Group, Inc. (the "Company") to be used at the Annual Meeting of Stockholders on May 10, 1994, for the purposes set forth in the foregoing notice. This proxy statement and the enclosed form of proxy were first sent to stockholders on or about April 1, 1994.

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors. Any stockholder signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy signed by the person who signed the earlier proxy, or by attendance at the Annual Meeting and voting in person.

                               VOTING SECURITIES

     Only stockholders of record on the books of the Company as of 5:00 P.M., March 25, 1994, will be entitled to vote at the Annual Meeting.

     As of the close of business on March 25, 1994, there were outstanding 16,626,553 shares of Common Stock of the Company, entitled to one vote per share. The holders of a majority of the outstanding shares of the Common Stock of the Company, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation and By-laws of the Company provide for a Board of Directors consisting of not less than three members, divided into three classes. The size of the Board of Directors may be determined subject to the foregoing minimum from time to time by the Board of Directors of the Company. The size of the Board of Directors has currently been established at seven.

     Directors elected into a class at the annual meeting of stockholders in each year serve three-year terms and until their successors have been duly elected. Directors appointed by the Board of Directors of the Company to fill vacancies or newly created directorships serve for the remainder of the term of the class to which they are appointed. The Class III directors elected at the Annual Meeting will serve until the 1997 Annual Meeting; as described below two of the three Class II directors elected at last year's Annual Meeting will serve until the 1996 Annual Meeting; and Class I directors elected at the 1992 Annual Meeting will serve until the 1995 Annual Meeting.

     The persons named below are the nominees to serve as Class III directors until the 1997 Annual Meeting of Stockholders and until their successors have been elected and qualified or until death, retirement, resignation or removal. Of the two nominees, Ray C. Robinson, Jr. was elected at the Annual Meeting held in

May 1991 and presently serves as Class III director, and John M. Kaiser was elected at the Annual Meeting held in May 1993 and presently serves as a Class II director. In order to equalize the number of directors in each class, Mr. Kaiser has been nominated to serve as a Class III director.

     In the absence of instructions to the contrary, shares represented by the proxy will be voted and the proxies will vote for the election of both such nominees to the Board of Directors. If either of such persons is unable or unwilling to be a candidate for the office of director at the date of the Annual Meeting, or any adjournment thereof, the proxies will vote for such substitute nominee as shall be designated by the proxies. The management has no reason to believe that either of such nominees will be unable or unwilling to serve if elected a director. Set forth below is certain information concerning the nominees which is based on data furnished by them.

                                                                                          COMMON STOCK
                                                                                          BENEFICIALLY
                                                                                          OWNED AS OF
                                                                                       FEBRUARY 15, 1994
                                                                                     ----------------------
                                                                          SERVED AS   NUMBER
                                       BUSINESS EXPERIENCE DURING PAST    DIRECTOR      OF
   NOMINEES FOR DIRECTOR      AGE     FIVE YEARS AND OTHER INFORMATION      SINCE     SHARES        PERCENT
- ----------------------------  ---   ------------------------------------- ---------  --------       -------
Ray C. Robinson, Jr.........  73    Secretary of the Company from 1971       1971    1,750,297(2)     10.5%
                                    until January 1986.(1)
John M. Kaiser..............  54    Private businessman and real estate      1993       16,000(3)       --
                                    developer. From 1979 to 1988,
                                    President of Expeditors International
                                    of Washington, Inc. (international
                                    freight forwarder).

Set forth below is certain information concerning the other directors which is based on data furnished by them.

                                                                                          COMMON STOCK
                                                                                          BENEFICIALLY
                                                                                          OWNED AS OF
                                                                                       FEBRUARY 15, 1994
                                                                                     ----------------------
                                                                          SERVED AS   NUMBER
                                       BUSINESS EXPERIENCE DURING PAST    DIRECTOR      OF
    CONTINUING DIRECTORS      AGE     FIVE YEARS AND OTHER INFORMATION      SINCE     SHARES        PERCENT
- ----------------------------  ---   ------------------------------------- ---------  --------       -------
Peter Gibert................  51    Chairman of the Board of Directors       1992    1,165,000(3)(5)   7.0%
                                    and Chief Executive Officer. From
                                    February, 1984 to May 1991, Mr.
                                    Gibert was President and Chief
                                    Executive Officer of Darrell J. Sekin
                                    and Co. (international freight for-
                                    warder).(1)
John H. Robinson............  71    Private businessman and investor.        1970    1,290,317(4)      7.8%
                                    From 1970 to 1992, Chairman of the
                                    Board of Directors and Chief
                                    Executive Officer of the Company.(1)
Wesley J. Fastiff...........  61    President of Littler, Mendelson,         1971       75,433(3)(6)   0.5%
                                    Fastiff & Tichy, a law firm which was
                                    retained by the Company to perform
                                    legal services in 1993.
Frank J. Wezniak............  61    Venture capital investor and business    1987        6,685(3)       --
                                    consultant. President of Computer
                                    Identics (manufacturer of bar code
                                    identification and data collection
                                    systems) from 1987 to 1992.
All directors and executive
  officers as a group
  (13 persons)..............                                                         4,346,782(3)     26.1%

- ------------

(1) The address of John H. Robinson, Ray C. Robinson, Jr. and Peter Gibert is 260 Townsend Street, San Francisco, California 94107. John H. Robinson and Ray C. Robinson, Jr. are brothers. With the exception of John H. Robinson, Ray C. Robinson, Jr. and Peter Gibert, the only stockholders who are known by the Company to own beneficially more than 5% of the Company's Common Stock are RCM

    Capital Management which owned beneficially 1,563,550 shares (9.4%) on December 31, 1993, and Quest Advisory Corp. which owned beneficially 888,086 shares (5.4%) on December 31, 1993. The address of RCM Capital Management is Four Embarcadero Center, Suite 2900, San Francisco, California 94111; and the address of Quest Advisory Corp. is 1414 Avenue of the Americas, New York, New York 10019.

(2) Consists of 1,750,297 shares held by Ray C. Robinson, Jr. and Craig Howard Robinson as trustees of a revocable trust for the benefit of Ray C. Robinson, Jr., his wife, and their descendants.

(3) Includes shares subject to stock options exercisable within 60 days.

(4) Excludes 600,000 shares (3.6%) held by First Interstate Bancorp, as trustee of an irrevocable trust for the benefit of the children of John H. Robinson and their descendants. As to such excluded shares, Mr. Robinson disclaims any beneficial interest.

(5) Excludes 147,451 shares (0.9%) held by Jeffrey L. Oerke, as trustee of an irrevocable trust for the benefit of the children of Peter Gibert and their descendants. As to such excluded shares, Mr. Gibert disclaims any beneficial interest.

(6) Includes 69,433 shares held by Wesley J. Fastiff and Bonnie B. Fastiff as co-trustees of a revocable trust for the benefit of Wesley J. Fastiff, his wife and their descendants.

                         FURTHER INFORMATION CONCERNING
                             THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     During 1993, the Board of Directors held six meetings. The Company has an Audit Committee, a Strategic Planning Committee and a Human Resources and Compensation Committee, but does not have a Nominating Committee.

     The members of the Audit Committee are Frank J. Wezniak (Chairman), Marvin
L. Manheim and Wesley J. Fastiff. Among the functions performed by the Audit Committee are to make recommendations to the Board of Directors with respect to the engagement or discharge of independent auditors, to review with the independent auditors the plan and results of the auditing engagement, to review the Company's internal auditing procedures and system of internal accounting controls and to make inquiries into matters within the scope of its functions. During 1993, the Audit Committee held six meetings.

     The members of the Strategic Planning Committee are Marvin L. Manheim (Chairman), John H. Robinson, Peter Gibert and Frank J. Wezniak. The principal function of the Strategic Committee is to assist in the development of long-term strategic plans for the Company's business. During 1993, the Strategic Planning Committee did not meet.

     The members of the Human Resources and Compensation Committee are Wesley J. Fastiff (Chairman), Ray C. Robinson, Jr., Frank J. Wezniak and John M. Kaiser. Among the functions of the Human Resources and Compensation Committee are to review and make recommendations to the Board of Directors concerning the compensation of the key management employees of the Company and to administer the Company's stock option plans. During 1993, the Human Resources and Compensation Committee held six meetings.

COMPENSATION OF DIRECTORS

     Directors are paid directors fees consisting of $12,000 per year and $500 for each Board meeting attended. Directors who attend meetings of the Audit, Strategic Planning or Human Resources and Compensation Committee receive an additional $400 for each meeting. In addition, the Company has a Stock Option Plan for non-employee directors pursuant to which Messrs. Fastiff, Kaiser, Manheim and Wezniak have each been granted options to purchase 6,000 shares of Common Stock; under the terms of this plan, no additional stock options may be granted to any of the Company's present directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1993, the Company retained the law firm of Littler, Mendelson, Fastiff & Tichy to perform legal services for it. Mr. Fastiff, a director of the Company and a member of the Human Resources and Compensation Committee, serves as president of Littler, Mendelson, Fastiff & Tichy.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The compensation paid to the Company's Chief Executive Officer and four other most highly compensated executive officers for services in all capacities to the Company and its subsidiaries during the last three fiscal years is set forth below.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                                         OTHER     -------------
                                                                        ANNUAL      SECURITIES      ALL OTHER
                                                                       COMPENSA-    UNDERLYING      COMPENSA-
   NAME AND PRINCIPAL POSITION      YEAR      SALARY($)    BONUS($)    TION($)(1)   OPTIONS(#)      TION($)(3)
- ---------------------------------- -------    ---------    --------    ---------   -------------    ----------
Peter Gibert......................   1993     $ 240,000    $43,000      $22,900(4)         --         $5,500
  President since May 1991, and      1992     $ 224,000    $43,000      $47,946(4)         --         $6,850
  Chief Executive Officer since
  June 1992
Jack P. Edwards...................   1993     $ 215,000    $40,000      $ 7,500        50,000         $4,700
  President and Chief Operating
  Officer of North American
  operating subsidiaries
Stuart O. Keirle..................   1993     $ 135,800    $40,000      $ 6,000            --         $3,000
  Vice President and Chief           1992     $ 135,800    $35,000      $ 6,000            --         $3,770
  Investment Officer                 1991     $ 135,800    $38,000      $ 6,000            --         $2,980
Michael E. Cromar.................   1993     $ 150,000    $40,000      $ 5,400        10,000         $3,300
  Vice President and Chief
  Financial Officer
Martin R. Collins.................   1993     $ 150,000    $40,000      $ 5,400            --         $3,300
  Vice President and Treasurer       1992     $ 110,400    $35,000      $ 4,725        30,000(2)      $3,070

- ------------

(1) While the named executive officers enjoy certain perquisites, for fiscal years 1992 and 1993 these did not exceed the lesser of $50,000 or 10% of each officer's salary and bonus. Information for years prior to fiscal 1992 is not required to be disclosed.

(2) Includes options held by Mr. Collins to purchase 10,000 shares, which were repriced during 1993.

(3) The amounts shown consist of Company contributions under the Company's profit sharing plan which has been qualified under sections 401 and 501 of the Internal Revenue Code of 1986, as amended, and covers employees who, as of any December 31, have completed at least one year of service.

(4) Includes directors fees and for 1992 relocation expenses.

OPTIONS GRANTED TO EXECUTIVE OFFICERS

     The following table sets forth certain information regarding stock options granted during 1993 to the executive officers named in the foregoing Summary Compensation Table.

                                 OPTION GRANTS
                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                         INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                        ----------------------------------------------------        ANNUAL RATES OF
                        NUMBER OF                                                     STOCK PRICE
                        SECURITIES PERCENT OF TOTAL                                 APPRECIATION FOR
                        UNDERLYING OPTIONS GRANTED   EXERCISE OR                     OPTION TERM(4)
                         OPTIONS   TO EMPLOYEES IN   BASE PRICE   EXPIRATION     ----------------------
         NAME           GRANTED(1)   FISCAL YEAR      ($/SH)(2)    DATE(3)         5%($)       10%($)
- ----------------------- ---------  ----------------  -----------  ----------     ---------    ---------
Peter Gibert...........       --          --                --          --              --           --
Jack P. Edwards........   50,000        39.7%          $ 14.25        2001       $ 340,187    $ 814,807
Stuart O. Keirle.......       --          --                --          --              --           --
Michael E. Cromar......   10,000         7.9%          $ 14.25        2001       $  68,037    $ 162,961
Martin R. Collins......       --          --                --          --              --           --

- ------------

(1) All options granted in fiscal 1993 are exercisable in annual increments at 25%, commencing three years from date of grant. Under the terms of the Company's Stock Option Plan, the Human Resources and Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.

(2) All options were granted at fair market value (average of high and low stock prices for the Company's common stock as reported in the Western edition of The Wall Street Journal) at date of grant.

(3) All options granted in fiscal 1993 were granted for a term of eight years.

(4) Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% or 10% rates (determined from the price at the date of grant, not the stock's current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock as well as the optionholder's continued employment through the vesting period. The potential realizable value calculation assumes that the optionholder waits until the end of the option term to exercise the option.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON REPRICING OF OPTIONS

     Although the Company has historically relied principally on salary and bonus, rather than stock options, to compensate its executives, the Human Resources and Compensation Committee (the "Committee") nonetheless considers stock options to be an important compensation tool for motivating and retaining key executives. During 1993, management advised the Committee that the effectiveness of certain stock options previously granted on March 23, 1991 to the Company's employees had been diminished as a result of the decline in the price of the Company's stock below $22 per share, the price at which such options had been previously granted. The Committee considered this problem and concluded that such options should be repriced in order to achieve their purpose of providing a long-term incentive to key employees, most of whom were employed in field offices in operations and sales positions. At its meeting held on December 14, 1993, the Committee determined that the most effective way to deal with the problem and to realign the interests of the options holders with those of the Company's current stockholders would be to reduce the price of the outstanding options granted on March 23, 1992 to the then prevailing market value. Accordingly, on December 14, 1993, the Company amended the terms of outstanding option agreements governing an aggregate of 146,450 shares to reduce the exercise price from $22 to $16. Among the optionees whose options were repriced were two executive officers: Messrs. Collins (options to purchase 10,000 shares) and Kennis (options to purchase 3,500 shares).

                                            Human Resources and Compensation
                                            Committee

                                            WESLEY J. FASTIFF, CHAIRMAN
                                            FRANK J. WEZNIAK
                                            RAY C. ROBINSON, JR.
                                            JOHN M. KAISER
February 28, 1994

     The Company has not previously repriced options to purchase stock during the prior ten years. Set forth below is certain information regarding the repricing of options held by the two executive officers whose options were repriced.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                LENGTH OF
                                                                                                ORIGINAL
                                                    MARKET PRICE     EXERCISE                  OPTION TERM
                                      NUMBER OF     OF STOCK AT       PRICE                     REMAINING
                                     OPTIONS/SARS     TIME OF       AT TIME OF      NEW        AT DATE OF
                                     REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE    REPRICING OR
          NAME              DATE      AMENDED(#)    AMENDMENT($)   AMENDMENT($)   PRICE($)      AMENDMENT
- ------------------------  ---------  ------------   ------------   ------------   --------   ---------------
Martin R. Collins.......   12/14/93     10,000         $16.00         $22.00       $16.00       6.25 years
Robert H. Kennis........   12/14/93      3,500         $16.00         $22.00       $16.00       6.25 years

     There were no option exercises during 1993 by any of the executive officers listed. The following table sets forth certain information with respect to stock options held by each of the listed executive officers as of December 31, 1993.

                          YEAR-END OPTION VALUE TABLE

                                                                           VALUE OF UNEXERCISED
                                             NUMBER OF UNEXERCISED             IN-THE-MONEY
                                             OPTIONS AT FY-END($)          OPTIONS AT FY-END($)
                                           -------------------------     -------------------------
                       NAME                EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
        ------------------------------------------------------------     -------------------------
        Peter Gibert.......................       37,500/--                  $ 25,000/--
        Jack P. Edwards....................           --/50,000                    --/$187,500
        Stuart O. Keirle...................       17,250/ 2,250              $141,782/$ 16,782
        Michael E. Cromar..................           --/10,000                    --/$ 37,500
        Martin R. Collins..................           --/30,000                    --/$ 85,000

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with two of the executive officers named in the foregoing compensation table. The Company has an employment agreement with Peter Gibert, expiring in May 1996, pursuant to which Mr. Gibert is employed as the Company's President and Chief Executive Officer. Under the terms of this agreement, Mr. Gibert is guaranteed a minimum salary of $16,000 per month subject to future increases in the discretion of the Board of Directors and a bonus equal to the greater of (i) $43,000 or (ii) 10% of the amount by which the Company's consolidated net profit before taxes exceeds 110% of the consolidated profit before taxes for the prior year. The agreement with Mr. Gibert provides for severance pay equal to six months salary plus the minimum bonus of $43,000 in the event that the agreement expires at the end of its term and Mr. Gibert's employment with the Company is not continued. Further details regarding Mr. Gibert's compensation are described in the report of the Human Resources and Compensation Committee on Executive Compensation set forth below. The Company has an employment agreement with Stuart Keirle expiring in September 1997 pursuant to which Mr. Keirle is employed as a Vice President. Under the terms of this agreement, Mr. Keirle is guaranteed a minimum base salary of $8,334 per month subject to annual review in accordance with existing corporate policies and a bonus to be determined by the Board of Directors.

     In addition, the Company has entered into a consulting agreement with John
H. Robinson which provides for Mr. Robinson to serve as a consultant to the Company until December 31, 1994. The agreement provides that Mr. Robinson will be paid at the rate of $10,000 per month and will also be entitled to receive certain other benefits, including the use of an office and secretary in the Company's headquarters.

TRANSACTIONS WITH THE COMPANY

     John Robinson serves as a Director of Intercargo Corporation ("Intercargo"), which is engaged in the business of underwriting specialized insurance coverages for international trade, including U.S. Customs bonds. John Robinson owns 19,800 shares of common stock of Intercargo, and the Company previously owned 1,006,484 shares of common stock of Intercargo, all of which were sold during 1993. During 1993, the Company placed approximately $691,700 of insurance business with Intercargo and received $267,000 in insurance commissions and fees from Intercargo.

     In February 1989, Peter Gibert executed a Promissory Note (the "Note") in the principal amount of $717,944 in favor of Darrell J. Sekin & Co. ("Sekin"). The Note provides for semi-monthly payments of principal and interest (accruing annually at 9.25%) and a maturity date of February 15, 1994. Payments under the Note terminated in May 1991 when the Company acquired all of the outstanding shares of Sekin. In June, 1993 the Company agreed to defer the payments of principal and interest until the termination of the Employment Agreement between Mr. Gibert and the Company which is described in the Human Resources and Compensation Committee Report on Executive Compensation. Additionally, the interest rate on the Note was reduced to 5% effective June, 1993. As of December 31, 1993, unpaid principal and accrued interest on the Note aggregated $313,335.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Human Resources and Compensation Committee (the "Committee") of the Board of Directors is composed entirely of independent directors, none of whom is an officer or employee of the Company or any of its subsidiaries. The Committee is responsible for establishing the Company's compensation policies, administering the Company's stock option plans, and reviewing the Company's salary, profit sharing and incentive arrangements generally. In addition, the Committee reviews the compensation levels of the executive officers of the Company, including the Chief Executive Officer, and evaluates their performance. The Committee reviews with the Board the significant aspects of compensation for the executive officers of the Company.

     In discharging our responsibilities as members of the Human Resources and Compensation Committee, our objective is to establish policies which will enhance the long-term performance and growth of the Company, enable the Company to attract and retain outstanding executives and employees, and provide meaningful incentives without subjecting the Company to excessive costs. The Company has historically relied principally on cash payments in the form of salary and incentive payments to motivate its key executives and managers, and secondarily on employee stock options.

     The compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each officer should relate to and be contingent upon the performance of the Company, as well as the individual contribution of each officer. As a result, a substantial portion of each executive officer's compensation is "at risk" in the form of incentive compensation, which is awarded based on performance of the individual and the Company (or the appropriate business unit managed by the executive officer) for the year in question. The determination of incentive compensation is based on a qualitative evaluation of the individual's contribution to the Company's performance, and is also tied to meeting or exceeding business plan income projections.

     Peter Gibert's base salary for 1993 was based on his rights under his five-year employment agreement with the Company dated May 21, 1991 (the "Employment Agreement") described elsewhere in the Company's proxy statement. The Employment Agreement established Mr. Gibert's initial and minimum annual base salary at $192,000, subject to annual review by the Committee. The Committee concluded that it was appropriate to increase Mr. Gibert's salary to $20,000 per month effective May 1, 1992 -- an increase of $4,000 per month from the minimum level specified in the Employment Agreement. This continues to be Mr. Gibert's base salary. In addition, the Employment Agreement provides that for 1993 Mr. Gibert is entitled to receive a bonus equal to the greater of (i) $43,000 or (ii) 10% of the amount by which the Company's consolidated net profit before taxes for 1993 exceeds 110% of the consolidated net profit before taxes for 1992. For 1993, the bonus will be $43,000. (Mr. Gibert's aggregate salary and bonus for 1993 was approximately 30% below the average of salaries and bonuses for CEO's in the peer group companies presented in the stock price performance graph, based on data reported for the year 1992 in the proxy statements of such companies.)

     The perquisites and other benefits received by Mr. Gibert that are reported in the Summary Compensation Table are provided pursuant to his Employment Agreement. No stock options were granted to Mr. Gibert in 1992 or 1993, although options to purchase 37,500 shares of Common Stock were granted to Mr. Gibert upon the execution of his Employment Agreement in May 1991.

                                            Human Resources and Compensation
                                            Committee

                                            WESLEY J. FASTIFF, Chairman
                                            FRANK J. WEZNIAK
                                            RAY C. ROBINSON, JR.
                                            JOHN M. KAISER

February 28, 1994

PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on its Common Stock with the cumulative total return of the NASDAQ Market Index and a peer group index consisting of the Company, Expeditors International of Washington, Inc., Intertrans Corporation, Air Express International Corporation and Airborne Freight Corporation. The performance graph shown below is not necessarily indicative of future performance.

      Measurement Period          The Harper     NASDAQ Market    Peer Group
    (Fiscal Year Covered)            Group           Index           Index
            1988                      100             100             100
            1989                      134             121             143
            1990                      130             103             128
            1991                      228             165             213
            1992                      167             192             230
            1993                      184             219             283

OWNERSHIP OF MANAGEMENT

     The following table indicates, as to each named executive officer, the number of shares and percentage of the Company's Common Stock beneficially owned as of December 31, 1993.

                                                          COMMON STOCK BENEFICIALLY
                                                                    OWNED
                                                           AS OF DECEMBER 31, 1993
                                                         ---------------------------
                                                          NUMBER
                                                            OF
                         NAME                             SHARES             PERCENT
- -------------------------------------------------------  --------            -------
Peter Gibert...........................................  1,165,000(1)(2)       7.0%
Jack P. Edwards........................................     17,000              --
Stuart O. Keirle.......................................     18,250(3)           --
Michael E. Cromar......................................         --              --
Martin R. Collins......................................         --              --

- ------------

(1) Excludes 147,451 shares (0.9%) held by Jeffrey L. Oerke, as trustee of an irrevocable trust for the benefit of the children of Peter Gibert and their descendants. As to such excluded shares, Mr. Gibert disclaims any beneficial interest.

(2) Includes 37,500 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1993.

(3) Includes 17,250 shares issuable upon exercise of outstanding options exercisable within 60 days of December 31, 1993.

           PROPOSAL TO APPROVE THE 1994 OMNIBUS EQUITY INCENTIVE PLAN

     On February 28, 1994, the Company established the 1994 Omnibus Equity Incentive Plan (the "Plan") pursuant to which an aggregate of 750,000 shares of the Company's Common Stock was reserved for issuance to key employees and consultants of the Company and its subsidiaries. The Plan is subject to stockholder approval at the Annual Meeting. The following summary of the principal features of the Plan is qualified in its entirety by the full text of the Plan, which appears as Exhibit A to this Proxy Statement.

  General

     The Plan provides for the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards and performance share awards (collectively, "Awards") to key employees and consultants of the Company and its subsidiaries (i.e., any corporation or other entity in which the Company owns, directly or indirectly, at least 50% of the total combined voting power or other equity thereof). In general, if an Award expires or is cancelled, without having been fully exercised or vested, the shares covered thereby are again available for grant.

  Purpose

     The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of participating employees and consultants to those of the Company's stockholders and by providing such employees and consultants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts the Company is largely dependent for the successful conduct of its operations.

  Eligibility to Receive Awards

     Key employees of the Company and its subsidiaries, and persons who provide significant services to the Company or its subsidiaries, but who are neither employees of the Company or its subsidiaries nor directors of the Company ("consultants") are eligible to be granted Awards under the Plan. However, incentive stock options (see below) may be granted only to employees. The Company and its subsidiaries have approximately 3,025 employees. The actual number of employees and consultants who will receive Awards under the Plan is not determinable because eligibility for participation in the Plan is in the discretion of the Committee (see below).

  Administration, Amendment and Termination

     The Plan is administered by the Human Resources and Compensation Committee of the Board of Directors of the Company (the "Committee"). Members of the Committee generally are not eligible to receive options or stock under the Plan or any other plan of the Company or any subsidiary. The Committee has the sole discretion to determine the key employees and consultants who shall be granted Awards, the size and types of such Awards, the terms and conditions of such Awards, and to construe and interpret the Plan and the written Award agreements. The Company's Board of Directors may alter, amend or terminate the Plan at any time and for any reason, provided that certain material amendments (for example, a significant increase in benefits) must be approved by stockholders.

  Options

     The price of the shares of the Company's Common Stock subject to each option (the "option price") is set by the Committee but may not be less than 50% of the fair market value on the date of grant in the case of an option that is not an incentive stock option (a "nonqualified stock option"), and not less than 100% of the fair market value in the case of an incentive stock option. However, the exercise price of an incentive stock option may not be less than 110% of the fair market value on the date of grant if, at the time of grant, the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. Also, the aggregate fair market value of the shares (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

     Options granted under the Plan are exercisable at the times and on the terms established by the Committee, provided that options granted to officers who are subject to section 16(b) of the Securities and Exchange Act of 1934 (the "Exchange Act") may not be exercised until six months following the date of grant. Subject to the foregoing limitation, the Committee may accelerate the exercisability of any option.

     Options expire at the times established by the Committee but may not be exercised after the expiration date set forth in the related stock option agreement. In addition, no incentive stock option may be exercised after the expiration of 10 years from the date of its grant or after the expiration of five years from the date of its grant if granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its subsidiaries. The Committee, in its discretion, may extend the maximum term of any option granted under the Plan.

  Manner of Exercise of Options

     The option price must be paid in full in cash or its equivalent at the time of exercise. The Committee also may permit payment of the option price by the tender of previously acquired shares of the Company's stock or such other legal consideration which the Committee determines to be consistent with the Plan's purpose and applicable law. Any taxes required to be withheld also must be paid at the time of exercise.

  Stock Appreciation Rights

     The Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to automatically be exercised simultaneous with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

     The Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Company's Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR. An SAR that is granted to an officer who is subject to section 16(b) of the Exchange Act ("Section 16(b)") may not be exercised until at least six months following the date of grant.

  Exercise of SARs

     A Tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable. Affiliated SARs will be deemed to be exercised upon the exercise of the related options. The deemed exercise of Affiliated SARs will not necessitate a reduction in the number of related options. Freestanding SARs will be exercisable on such terms and conditions as are determined by the Committee.

  Payment of SAR Amount

     Upon exercise of an SAR, an optionee or recipient will be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the fair market value of a share on the date of exercise over the grant price; times (b) the number of shares with respect to which the SAR is exercised. Any such payment may be in cash, shares of Common Stock, or in some combination thereof, as determined by the Committee.

  Restricted Stock Awards

     The Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Committee. Restricted Stock granted to an officer subject to Section 16(b) may not vest prior to six months following the date of its grant. The Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions. During the lifetime of the recipient, all rights with respect to the restricted stock granted to the recipient under the Plan will be available only to such recipient.

  Performance Unit/Share Awards

     The Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Company's Common Stock on the date of its grant. The number and/or value of performance units/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Committee are satisfied. The payment date for performance unit/share awards granted to officers and directors subject to Section 16(b) may not be less than six months from the date of grant.

     After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance units/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee also may waive the achievement of any performance goals for such performance unit/share.

     Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to the Company upon the earlier of the recipient's termination of employment or the date set forth in the award agreement.

  Nontransferability of Awards

     Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.

  Tax Aspects

     Based on management's understanding of current federal income tax laws, the tax consequences of the grant of Awards under the Plan are as follows.

     A recipient of an option or SAR under the Plan will not have taxable income at the time of grant, but will have ordinary income upon the exercise of such option or right in an amount equal to the excess of the fair market value of the shares over the option price (the "appreciation value") on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

     Purchase of shares upon the exercise of an incentive stock option generally will not result in any taxable income to the optionee. If the optionee holds the shares transferred upon exercise for a specified period, then any gain or loss recognized by the optionee on a later sale or other disposition generally will be long-term capital gain or loss. If the optionee does not hold the shares for such period, the optionee generally will recognize ordinary income for the year in which the disposition occurs in the amount (if any) by which the lesser of the fair market value of such shares on the date of the exercise of the option or the amount realized from the sale exceeds the option price.

     A recipient of a restricted stock award under the Plan will not have taxable income upon the receipt of the restricted stock but instead will recognize ordinary income when the shares vest, unless the recipient elects to be taxed at the time of grant of the restricted stock. The amount of ordinary income will be equal to the fair market value of the shares when they become vested (or the value on the grant date should the recipient elect to be taxed at the time of grant).

     A recipient of a performance unit/share award will not realize taxable income at the time of grant. Instead, the recipient generally will recognize ordinary income on the payment date equal to the fair market value of the shares and/or cash received. Any gain or loss recognized upon the sale or exchange of shares acquired pursuant to a performance unit/share award generally will be treated as capital gain or loss and will be long-term or short-term depending upon the holding period of the shares.

     The Company will be entitled to a tax deduction in connection with an Award under the Plan only in an amount equal to the ordinary income realized by the optionee or recipient and at the time such optionee or recipient recognizes such income, and if applicable withholding requirements are met.

  New Plan Benefits

     Regulations recently adopted by the Securities and Exchange Commission require disclosure of benefits to the executive officers of the Company named in the summary compensation table and to certain other categories of award recipient, if such benefits are determinable. Although it is likely that substantial grants will be made to the Company's executive officers and others during the life of the Plan, it is impossible to determine the amount or terms of such future grants.

  Required Vote

     The adoption of the Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 1994 OMNIBUS EQUITY INCENTIVE STOCK PLAN.

                           SECTION 16(A) INFORMATION

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from January 1, 1993 to December 31, 1993 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that John Robinson failed to report the total number of shares sold in an open market transaction and corrected this by filing a late report.

                                    AUDITORS

     Deloitte & Touche, independent certified public accountants, serves as the Company's principal accountants. Representatives of Deloitte & Touche will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, there are no other matters which management intends to present or has reason to believe others will present to the meeting. If other matters properly come before the meeting, those who act as proxies will vote in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     If any stockholder intends to present a proposal for action at the Company's 1995 Annual Meeting and wishes to have such proposal set forth in management's proxy statement, such stockholder must forward the proposal to the Company so that it is received on or before December 2, 1994. Proposals should be addressed to the Company at 260 Townsend Street, San Francisco, California 94107, Attention: Corporate Secretary.

                              COST OF SOLICITATION

     All expenses in connection with the solicitation of this proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders, will be paid by the Company.

Dated:  April 1, 1994.
                                            By Order of the Board of Directors

                                            ROBERT H. KENNIS, Secretary

                                                                       EXHIBIT A

                             THE HARPER GROUP, INC.

                       1994 OMNIBUS EQUITY INCENTIVE PLAN

                                   SECTION 1

                      ESTABLISHMENT, PURPOSE AND DURATION

     1.1 Establishment of the Plan. The Harper Group, Inc., a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "The Harper Group, Inc. 1994 Omnibus Equity Incentive Plan" (the "Plan"). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. The Plan is effective as of February 28, 1994, subject to ratification by an affirmative vote of the holders of a majority of Shares. Grants of Awards under the Plan may be made prior to receipt of such vote; provided, however, that such grants shall be null and void if such vote is not received.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     1.3 Duration of the Plan. The Plan shall commence on the date specified in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Section 13 until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions of the Plan. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan on or after February 28, 2004.

                                   SECTION 2

                                  DEFINITIONS

     The following terms shall have the meanings set forth below, unless plainly required by the context:

     2.1 "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

     2.2 "Award" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

     2.3 "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

     2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

     2.6 "Committee" means the committee, as specified in Section 3, appointed by the Board to administer the Plan with respect to grants of Awards.

     2.7 "Company" means The Harper Group, Inc., a Delaware corporation, or any successor thereto.

     2.8 "Consultant" means any consultant, independent contractor, or other person who provides significant services to the Company or its Subsidiaries, but who is neither an employee of the Company or its Subsidiaries, nor a Director of the Company.

     2.9 "Director" means any individual who is a member of the Board of Directors of the Company.

     2.10 "Disability" means a permanent and total disability within the meaning of Code Section 22(e)(3).

     2.11 "Employee" means any employee of the Company or of the Company's subsidiaries, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan. Directors who are not otherwise employed by the Company shall not be considered Employees.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto. Reference to a specific section or regulation of the Exchange Act shall include such section or regulation, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section or regulation.

     2.13 "Fair Market Value" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee.

     2.14 "Freestanding SAR" means a SAR that is granted independently of any Options.

     2.15 "Incentive Stock Option" or "ISO" means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     2.16 "Insider" shall mean an Employee who, on the relevant date, is a Company director, Company officer (within the meaning of Rule 16a-1 promulgated under the Exchange Act), or beneficial owner of 10% or more of the Shares.

     2.17 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

     2.18  "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

     2.19 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

     2.20 "Participant" means an Employee of the Company who has outstanding an Award granted under the Plan.

     2.21  "Performance Unit" means an Award granted to an Employee pursuant to
Section 9.

     2.22 "Performance Share" means an Award granted to an Employee, pursuant to Section 9 herein.

     2.23 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8.

     2.24 "Restricted Stock" means an Award granted to a Participant pursuant to Section 8.

     2.25 "Retirement" shall have the meaning for each respective individual Participant ascribed to it in the pension plan of the Company applicable to each such respective Participant.

     2.26  "Shares" means the shares of common stock of the Company.

     2.27 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Section 7.

     2.28 "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     2.29 "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, a SAR shall similarly be cancelled).

     2.30 "Window Period" means the period beginning on the third business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth business day following such date.

                                   SECTION 3

                                 ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be comprised solely of Directors who are "disinterested persons" under Rule 16b-3 under the Exchange Act.

     3.2 Authority of the Committee. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any Award Agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its powers; provided, however, that only the Committee may administer the Plan with respect to Insiders.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries, and shall be given the maximum deference permitted by law.

                                   SECTION 4

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan may not exceed 750,000. These 750,000 Shares may be either authorized but unissued or reacquired Shares.

     The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

     (a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

     (b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

     (c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

     (f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

     (g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

     4.2 Lapsed Awards. If any Award granted under this Plan is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or diminishment of Awards; and provided that the number of Shares subject to any Award shall always be a whole number.

                                   SECTION 5

                         ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Persons eligible to participate in this Plan include all Employees and Consultants of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee in its sole discretion, shall select from all eligible Employees and Consultants, those to whom Awards shall be granted, and the Committee, in its sole discretion, shall determine the nature and amount of each Award.

                                   SECTION 6

                                 STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions of exercise of the Options, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 Option Price. The Option Price for each grant of an Option shall be determined by the Committee in its sole discretion.

     6.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than fifty percent (50%) of the Fair Market Value of a Share on the date that the Option is granted.

     6.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one-hundred percent of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the
Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one-hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee, in its sole discretion, shall determine; provided, however, that no Incentive Stock Option may be exercised after the expiration of 10 years from the date the Option was granted; provided, further, no Incentive Stock Option granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, may be exercised after the expiration of 5 years from the date the Option was granted. After the Option is granted, the Committee, in its sole discretion, may extend the maximum term of such Option.

     6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. However, in no event may any Option granted to an Insider be exercisable until six (6) months following the date of its grant.

     6.6 Payment. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (b) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the Shares, and to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8  Certain Additional Provisions for Incentive Stock Options.

     6.8.1 Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

     6.8.2 Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant's termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant's termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement permits later exercise.

     6.8.3 Employees Only. Incentive Stock Options may be granted only to persons who are Employees at the time of grant. Consultants shall not be eligible to receive Incentive Stock Options.

     6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as allowed under
Section 10. All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 7

                           STOCK APPRECIATION RIGHTS

     7.1 Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee or Consultant at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

     The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of the Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted to an Insider become exercisable within the first six (6) months after the date it was granted.

     7.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

     Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem

SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

     7.3 Exercise of Affiliated SARs. Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

     7.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as shall be determined by the Committee, in its sole discretion.

     7.5 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise and such other provisions as the Committee, in its sole discretion, shall determine.

     7.6 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion.

     7.7 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

     (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

     (b) The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

     7.8 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act.

     For example, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash will be limited to the Window Periods during each year. However, if the Committee determines that the Participant no longer is an Insider, or if the Federal securities laws change to permit Insiders greater freedom of exercise of SARs, then the Committee may permit Insiders to exercise SARs at other times.

     7.9 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under
Section 10. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                                   SECTION 8

                                RESTRICTED STOCK

     8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine.

     8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period (or Periods) of Restriction, the number of Restricted Stock Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

     8.3 Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. However, in no event may any Restricted Stock granted to an Insider become vested in a

Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

     8.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the The Harper Group, Inc. 1994 Omnibus Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of The Harper Group, Inc."

     8.6 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the Shares are released from restrictions, the Participant shall be entitled to have the legend or legends required by Section 8.4 and 8.5 removed from his or her Share certificate.

     8.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares unless otherwise provided in the Award Agreement.

     8.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     In the event that any dividend or distribution constitutes a "derivative security" or an "equity security" pursuant to the rules promulgated under
Section 16 of the Exchange Act, such dividend or distribution shall be subject to a vesting period equal to the longer of: (i) the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend or distribution is paid; or (ii) six months. The Committee shall establish procedures for the application of this provision.

     8.9 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 8.6, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 4.2, again shall become available for grant under the Plan.

                                   SECTION 9

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

     9.1 Grant of Performance Units/Shares. Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

     9.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods of Awards granted to Insiders shall, in all cases, exceed six (6) months in length.

     9.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Notwithstanding the preceding sentence, after the grant of a Performance Unit/Share, the Committee, in its sole discretion, may waive the achievement of any performance goals for such Performance Unit/Share.

     9.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

     Prior to the beginning of each Performance Period, Participants may, in the discretion of the Committee, elect to defer the receipt of any Performance Unit/Share payout upon such terms as the Committee shall determine.

     9.5 Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant's termination of employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 4.2, the Shares subject thereto shall again be available for grant under the Plan.

     9.6 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                                   SECTION 10

                            BENEFICIARY DESIGNATION

     As provided in this Section 10, each Participant under the Plan may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit and/or who may exercise any vested Award under the Plan following the Participant's death. Each such designation shall revoke all prior designations by the same Participant and must be in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

                                   SECTION 11

                                   DEFERRALS

     The Committee, in its sole discretion, may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee from time to time.

                                   SECTION 12

                              RIGHTS OF EMPLOYEES

     12.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     12.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                                   SECTION 13

                     AMENDMENT, SUSPENSION, OR TERMINATION

     13.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may alter, amend or terminate the Plan, or any part thereof, at any time and for any reason; provided, however, that without further stockholder approval, no such alteration or amendment shall (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; provided, further, that stockholder approval is not required if such approval is not required in order to assure the Plan's continued qualification under Rule 16b-3 promulgated under the 1934 Act. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension nor after termination of the Plan.

                                   SECTION 14

                                  WITHHOLDING

     14.1 Tax Withholding. Prior to the delivery of any Shares or cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Awards.

     14.2 Shares Withholding. The Committee may, in its absolute discretion, permit a Participant to satisfy such tax withholding obligation, in whole or in part, by electing to have the Company withhold Shares having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the Shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an Optionee or Grantee whose transactions in shares of Common Stock are subject to Section 16(b) of the Exchange Act will be subject to the following additional restrictions: (1) the election may not be made within six months of the grant of the Award (except that this limitation will not apply in the event the death or disability of the Participant occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six months before the Tax Date or within a Window Period.

                                   SECTION 15

                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, motion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   SECTION 16

                                   SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   SECTION 17

                               LEGAL CONSTRUCTION

     17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     17.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current rules promulgated under Section 16 of the Exchange Act.

     17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     17.5 Governing Law. The Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

     17.6 Captions. Captions are provided herein for convenience only, and are not to serve as a basis for interpretation or construction of the Plan.

                                   EXECUTION

     IN WITNESS WHEREOF, The Harper Group, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                            The Harper Group, Inc.

                                            By
                                            Name:
                                            Title:
Dated:  February 28, 1994

                                    [LOGO]

                            THE HARPER GROUP, INC.

            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 10, 1994

         This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints PETER GIBERT and ROBERT H. KENNIS, or any of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of THE HARPER GROUP, INC. to be held at the office of the Company at 260 Townsend Street, San Francisco, California, on May 10, 1994, at 10:30 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

        THIS PROXY IS CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE
       STOCKHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THIS PROXY
         PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE
                       IF MAILED IN THE UNITED STATES.

                               ________________
                                    COMMON

/X/  Please mark your votes as this

        This proxy will be voted as directed. In the absence of contrary directions, this proxy will be voted FOR the election of the directors listed below and FOR item 2.

Item 1--ELECTION OF TWO CLASS III DIRECTORS FOR A THREE YEAR TERM.

        Nominees: Ray C. Robinson, Jr. and John M. Kaiser

        FOR all nominees     / /       WITHHOLD AUTHORITY    / /
        listed at left                 to vote for all
        (except) as marked             nominees listed.
        to the contrary below).

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

______________________________________________________________________________

Item 2--TO APPROVE THE 1994 OMNIBUS EQUITY INCENTIVE PLAN.

           FOR  / /      AGAINST  / /       ABSTAIN  / /

Item 3--IN THEIR DISCRETION UPON ANY AND ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                       Dated:_____________________1994.


                       ________________________________
                       Signature

                       ________________________________
                       Signature

The signature should correspond exactly with the name appearing on the certificate evidencing your Common Stock. If more than one name appears, all should sign. Joint owners should each sign personally.